SECOND AMENDMENT TO
AMENDED AND RESTATED
EXCLUSIVE LICENSE AGREEMENT

by and between

BIOCLASSIFIER, LLC

and

NANOSTRING TECHNOLOGIES, INC.

THIS SECOND AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT (this “Amendment”) is entered into and effective as of June 24, 2016 (the “Amendment Date”), by and between Bioclassifier, LLC, a Missouri limited liability company having an address at 226 Spencer Road, Saint Louis, MO, 63119 (“Bioclassifier”) and NanoString Technologies, Inc., a Delaware corporation having an address at 530 Fairview Avenue North, Seattle, WA 98109 (“NanoString”).
WHEREAS, Bioclassifier and NanoString are parties to that certain Amended and Restated Exclusive License Agreement dated July 7, 2010 (the “Original Agreement”) as amended on March 31, 2015; and
WHEREAS, Bioclassifier and NanoString now wish to amend certain provisions of the Original Agreement, in each case, as specifically set forth in this Amendment;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, Bioclassifier and NanoString agree as follows:

1.	Capitalized terms used but not otherwise defined in this Amendment shall have the meanings provided in the Original Agreement.

2.	A new row number 6 shall be added to Exhibit A and shall read as follows:

“6.	USSN 61/875,373 filed Sept. 9, 2013	METHODS OF PREDICTING OUTCOME AND METHODS OF TREATING BREAST CANCER WITH RADIATION THERAPY	CHEANG, Maggie Chon U., ELLIS, Matthew J. PEROU, Charles M. BERNARD, Philip S. NIELSEN, Torsten O.”
USSN 61/990,948, filed May 9, 2014
USSN 14/480,942 filed Sept. 9, 2014
PCT/US2014/054760 filed Sept. 9, 2014

and the following nationalized applications:

AU 2014317843
CA 2923166
EP 14781977.5
IL 244421
JP (App. No. TBD)

3.
Except as specifically amended by this Amendment, the Original Agreement shall remain in full force and effect in accordance with its terms. The terms of this Amendment shall form an integral part of the Original Agreement.

4.
This Amendment may be executed in one or more counterparts, and by the parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and all of which, together with this writing, shall be deemed one and the same instrument. This Amendment may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

5.
This Amendment, and all disputes and claims arising under this Amendment, will be interpreted and governed by the laws of the State of New York, without regard to its conflict of laws principles, and the parties hereby consent to venue and to the exercise of personal jurisdiction of a court, federal or state, within the State of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Amendment Date.

NANOSTRING TECHNOLOGIES, INC.	BIOCLASSIFIER, LLC

By: /s/ Kathy Surace-Smith	By: /s/ Matthew Ellis
(signature)	(signature)

Name: Kathy Surace-Smith	Name: Matthew Ellis
(printed name)	(printed name)

Title: Vice President & General Counsel	Title: CEO

Date: August 1, 2016	Date: August 1, 2016
[NOTARY SEAL]
/s/ Candyce Cummings
Notary Public, State of Texas
My Commission Expires August 04, 2018